UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2009

CH ENERGY GROUP, INC.
(Exact name of registrant as specified in charter)

New York	0-30512	1804460
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

284 South Avenue
Poughkeepsie, New York  12601-4839
(Address of principal executive offices) (Zip Code)

(845)-452-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2009, the Compensation Committee of the Board of Directors of CH Energy Group, Inc. (“Energy Group”) approved a form of Restricted Stock Unit Agreement that will be used for restricted stock units granted under Energy Group’s Long-Term Equity Incentive Plan. A copy of the form of Restricted Stock Unit Agreement is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1	Form of CH Energy Group, Inc. Restricted Stock Unit Agreement
(Long-Term Equity Incentive Plan).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH ENERGY GROUP, INC.

	By:	/s/ Kimberly J. Wright
Kimberly J. Wright
Vice President – Accounting and Controller

Date: November 17, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Form of CH Energy Group, Inc. Restricted Stock Unit Agreement (Long-Term Equity Incentive Plan).